UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2003

1-6880
(Commission File Number)

U.S. BANCORP
 (Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	41-0255900 (I.R.S. Employer Identification Number)

800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)

(612) 973-1111
(Registrant’s telephone number, including area code)

(not applicable)
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EX-99.1 Press Release

ITEM 5. OTHER EVENTS.

     On October 21, 2003, U.S. Bancorp (the “Company”) issued a press release discussing third quarter 2003 results. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     99.1 Press Release issued by U.S. Bancorp on October 21, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By /s/ Terrance R. Dolan Terrance R. Dolan Executive Vice President and Controller

     DATE: October 21, 2003